UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2011
Date of Report (Date of earliest event reported)

POST DATA, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-174433	36-4697119
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10160 – 114th S., Suite 403, Edmonton, Alberta	T5K 2L2
(Address of principal executive offices)	(Zip Code)

(780) 655-1433
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes In Registrant's Certifying Accountant.

Post Data, Inc. (the “Company”) was notified that the audit practice of BehlerMick PS, the Company’s independent registered public accounting firm (“BehlerMick”), was reorganized as MartinelliMick PLLC (“MartinelliMick”), following the departure of the former managing partner in December, 2010.  As of November 1, 2011, BehlerMick resigned as the independent registered public accounting firm of the Company and, with the approval of the Audit Committee of the Company’s Board of Directors, and on November 1, 2011, the new legal entity, MartinelliMick PLLC was engaged as the Company’s independent registered public accounting firm.

During the period from inception, March 22, 2011 through March 31, 2011, and from April 1, 2011, through the engagement of MartinelliMick as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf consulted MartinelliMick with respect to any accounting or auditing issues involving the Company.  In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K (“Regulation S-K”) promulgated by the Securities and Exchange Commission (the “SEC”), with MartinelliMick, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

BehlerMick performed audits of the Company’s consolidated financial statements for the year ended March 31, 2011, BehlerMick’s reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports on our financial statements contained an explanatory paragraph with respect to uncertainty as to the Company’s ability to continue as a going concern.

During the period from inception, March 22, 2011 through March 31, 2011, and from April 1, 2011, through November 1, 2011, there were no (i) disagreements between the Company and BehlerMick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused BehlerMick to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company is unable to obtain Exhibit 4.01 from the predecessor auditor, as the firm no longer practices public accounting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST DATA, INC.
Date: November 9, 2011.	/s/ Gerald O’Reilly________________________ Name: Gerald O’Reilly. Title: President